UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025 (April 30, 2025)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On April 30, 2025, Atkore International, Inc. (“Atkore Borrower”), a wholly owned subsidiary of Atkore Inc., entered into a Fourth Amendment (the “Fourth Amendment”) to its existing Credit Agreement, dated as of August 28, 2020 (the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by the Fourth Amendment, the “Credit Agreement”), by and among Atkore Borrower, the subsidiary borrowers from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the several banks and other financial institutions from time to time party thereto, in order to, among other things, (i) extend the maturity of the facility to the earlier of five years from entering into the Fourth Amendment or 91 days prior to the maturity date of the existing senior secured term loan facility if at least $100 million of obligations remain outstanding under the existing senior secured term loan facility on such date, (ii) amend certain terms and thresholds with respect to Atkore Borrower’s borrowing base capacity and (iii) amend the Existing Credit Agreement to the extent necessary or appropriate to reflect the effectiveness of the Fourth Amendment and provide for any other amendments to the Existing Credit Agreement as any authorized officer may deem necessary or appropriate.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1
Fourth Amendment to the Credit Agreement, dated as of April 30, 2025, by and among Atkore International, Inc., the several banks and other financial institutions party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: May 5, 2025